EXHIBIT 99.2
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[GRAPHIC OMITTED]                                                       Movado
[LOGO - MOVADO GROUP INC.]                                                Ebel
                                                                       Concord
                                                                     ESQ SWISS
                                                                 Coach Watches
                                                        Tommy Hilfiger Watches
                                                             Hugo Boss Watches
                                                         Juicy Couture Watches

APPROVED BY:     Rick Cote
                 Executive Vice President and
                 Chief Operating Officer
                 201-267-8000

    CONTACT:     Investor Relations
                 Suzanne Michalek
                 Director of Corporate Communications
                 201-267-8000

                 Financial Dynamics
                 Melissa Myron/Rachel Albert
                 212-850-5600


FOR IMMEDIATE RELEASE
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         MOVADO GROUP, INC. ANNOUNCES 20% QUARTERLY DIVIDEND INCREASE

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         PARAMUS,  NJ - APRIL 6, 2006 -- MOVADO GROUP, INC. (NYSE: MOV), today announced its Board of Directors has approved an increase in the Company's quarterly dividend to $0.06 per share. The increased dividend rate will be effective commencing with the regular quarterly dividend payable on April 28, 2006 to shareholders of record as of April 14, 2006.

         Efraim Grinberg, President and Chief Executive Officer, stated, "The 20% increase in our dividend marks the fourth consecutive year of increasing Movado Group's quarterly dividend and underscores our company's powerful financial resources, consistent earnings growth and commitment to enhancing shareholder value."

Movado Group, Inc. designs, manufactures, and distributes Movado, Ebel, Concord, ESQ, Coach, Tommy Hilfiger and Hugo Boss watches worldwide, and operates Movado boutiques and company stores in the United States. The Company plans to launch Juicy Couture watches in the fall of 2006 and LACOSTE watches in the spring of 2007.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY HAS TRIED, WHENEVER POSSIBLE, TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS USING WORDS SUCH AS "EXPECTS," "ANTICIPATES," "BELIEVES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "SEEKS," "ESTIMATES," "PROJECTS," "MAY," "WILL," "SHOULD" AND SIMILAR EXPRESSIONS. SIMILARLY, STATEMENTS IN THIS PRESS RELEASE THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS AND LEVELS OF FUTURE DIVIDENDS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE STATEMENTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO: THE COMPANY'S ABILITY TO SUCCESSFULLY INTRODUCE AND SELL NEW PRODUCTS, THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE THE OPERATIONS OF NEWLY ACQUIRED AND/OR LICENSED BRANDS WITHOUT DISRUPTION TO ITS OTHER BUSINESS ACTIVITIES, CHANGES IN CONSUMER DEMAND FOR THE COMPANY'S PRODUCTS, RISKS RELATING TO THE RETAIL INDUSTRY, IMPORT RESTRICTIONS, COMPETITION, SEASONALITY AND THE OTHER FACTORS DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON INFORMATION CURRENTLY AVAILABLE TO IT. BE ADVISED THAT DEVELOPMENTS SUBSEQUENT TO THIS PRESS RELEASE ARE LIKELY TO CAUSE THESE STATEMENTS TO BECOME OUTDATED WITH THE PASSAGE OF TIME.

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